                                                                   EXHIBIT 10.35

                          SECOND FORBEARANCE AGREEMENT

         THIS SECOND FORBEARANCE AGREEMENT (the "Second Forbearance Agreement"), effective as of May 21, 2001, and expiring on July 17, 2001, is entered into by and among STANDARD AUTOMOTIVE CORPORATION ("SAC"), ARELL MACHINING LTD. ("ARELL"), formerly known as CRITICAL COMPONENTS CANADA LTD. (SAC and Arell each a "Borrower" and collectively, the "Borrowers"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), ING (U.S.) CAPITAL LLC ("ING"), FLEET NATIONAL BANK, as successor to SUMMIT BANK, SOVEREIGN BANK, THE BANK OF NEW YORK, KEYBANK NATIONAL ASSOCIATION, OCEANFIRST BANK, and FIRSTAR BANK, N.A. (each a "Bank" and collectively the "Banks"), PNC as Administrative Agent (PNC in such capacity, the "Administrative Agent"), ING as Syndication Agent (ING in such capacity the "Syndication Agent"), and PNC CAPITAL MARKETS, INC. and ING BARINGS LLC as Joint Arrangers.

                                   BACKGROUND

         Borrowers, Banks, and Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of April 25, 2000, between and among the Borrowers, the Banks, and Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Agreement") pursuant to which Administrative Agent and Banks provide Borrowers with certain financial accommodations.

         There are various Events of Default now existing under the Agreement as described in a series of default letters dated December 19, 2000, January 23, 2001, February 8, 2001, February 14, 2001, sent by Administrative Agent to Borrowers. In addition, Borrowers have failed to make the principal and interest payments that were due to the Banks on March 31, 2001, which is an additional Event of Default. Additional Events of Default may exist. (Collectively, such Events of Default are the "Designated Defaults.") By reason of the Designated Defaults, Administrative Agent and Banks have no obligation to make any additional Extensions of Credit and Administrative Agent and Banks have the full legal right to exercise their rights and remedies under the Loan Documents and otherwise.

         Borrowers requested that Administrative Agent and Banks forbear for a period of time from accelerating the Indebtedness and from exercising their rights and remedies under the Loan Documents, or otherwise. The parties agreed to do so in a Forbearance Agreement dated April 2, 2001 (the "First Forbearance Agreement". The Forbearance Period under the First Forbearance Agreement has expired, the Designated Defaults, among other Events of Default, still exist, and Borrowers have requested that Administrative Agent and Banks forbear for an additional period of time from accelerating the Indebtedness and from exercising their rights and remedies under the Loan Documents, or otherwise.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore made to or for the account of either Borrower and in consideration of the forbearance





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by Administrative Agent and Banks, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

                  2. Acknowledgement. Borrowers acknowledge that the Designated Defaults, among other Events of Default, have occurred and exist as of the date hereof, and that each Borrower is unconditionally obligated to pay all of the Loans, all without defense, setoff, or counterclaim of any kind or nature whatsoever.

                  3. Outstanding Loans and obligations under the Loan Documents. Each Borrower affirms and acknowledges that (i) as of April 30, 2001, there was presently due and owing to Administrative Agent and Banks, under the Agreement, the principal amount of Loans as set forth on Exhibit A to this Agreement, together with accrued interest thereon and costs and expenses; (ii) all such Loans and other obligations of Borrowers under the Loan Documents are valid obligations of Borrowers, and there are no claims, setoffs, or defenses to the payment by any Borrower of the Loans or any of the other obligations of the Borrowers under the Loan Documents; and (iii) the Agreement and the other Loan Documents are and shall continue to be legal, valid, and binding obligations and agreements of Borrowers enforceable in accordance with their terms.

                  4. Forbearance. Subject to the provisions of ss. 7 below, during the period commencing as of May 21, 2001, and ending on the earlier to occur of (i) July 17, 2001, or (ii) the date of any Forbearance Default as defined in ss. 6 hereof (the "Forbearance Period"), Administrative Agent and the Banks will forbear from exercising their rights and remedies under the Agreement with respect to the Designated Defaults.

                  5. Additional Agreements. Subject to the terms and conditions of this Second Forbearance Agreement and provided no Forbearance Default shall have occurred, and as consideration for Administrative Agent and Banks entering into this Second Forbearance Agreement:

                  (a) Each Borrower acknowledges its continuing obligation under ss. 12.5 of the Agreement and under the various Loan Documents and guarantees to pay or to reimburse Administrative Agent and Banks for the expenses of any professionals and consultants engaged by the Administrative Agent or Banks, including but not limited to the expenses incurred by Administrative Agent and Banks for the professionals and consultants listed on Exhibit B.

                   (b) Borrowers affirm their agreement under the First Forbearance Agreement that, effective April 1, 2001, interest has been and is accruing on the unpaid balances under any of the Loans and on any other payment obligations under the Agreement at the Default Rate set forth in ss. 5.3 of the Agreement, and that all of the Loans shall be deemed to be Base Rate Loans.

                   (c) In addition to any requirements in the Loan Documents, Borrowers agree to provide the following documents and reports together with such additional financial and other

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reporting on which Administrative Agent and Borrowers mutually agree: (i) within five business days after the Effective Date, copies of the signed and filed federal and state income-tax returns of Borrowers and all Subsidiaries for the years 1998, 1999, and 2000, and by June 30, 2001, the signed and filed federal and state income-tax returns of Borrowers and all Subsidiaries for the year
2001; (ii) copies of all communications with the Internal Revenue Service concerning outstanding excise taxes of Borrowers or any of their Subsidiaries, and biweekly reporting on the status of Borrowers' or any of their Subsidiaries' negotiations with the Internal Revenue Service; (iii) copies of the employment agreements of the former principals of Arell and Airborne Gear & Machine, Ltd. ("Airborne"); (iv) the financial reporting items listed on Exhibit C to this Second Forbearance Agreement; and (v) the monthly detailed financial statements for the months of March and April 2001. Borrowers agree to meet with the Administrative Agent on July 3, 2001, to provide a status update on Borrowers' revised business plans, with the written plans to be submitted no later than July 10, 2001.

                  (d) Each Borrower agrees that without the written consent of the Banks it will make no payments of principal or interest or dividends or distributions of any kind to the holders of equity interests (whether common, preferred or otherwise) or subordinated debt of Borrower or any of Borrower's Subsidiaries, or to the holders of the Ranor Notes or any notes issued in connection with the Arell Acquisition or the Airborne Acquisition. Each Borrower further agrees that without the written consent of the Banks it will not make any payments pursuant to ss.3.5(b) of the Arell Stock Purchase Agreement dated March 3, 2000, with the Collateral or with the proceeds of Collateral. Each Borrower represents and warrants that since at least December 19, 2000, no dividends or distributions of any kind to the holders of equity interests have been paid, and that since at least December 19, 2000, no payments under ss. 3.5(b) of the Arell Stock Purchase Agreement have been made.

                  (e) Each Borrower agrees that it will not request, and the Banks will not make, advances under the Revolving Credit Commitment or under the Interim Revolving Credit Commitment during the Forbearance Period.

                  (f) Within five business days of the Effective Date of this Second Forbearance Agreement, Borrowers shall advise in writing on the status of the proposed sale of the vertical-boring machine of Ranor. The net proceeds of the sale of the vertical-boring machine of Ranor shall be paid to Administrative Agent and applied to reduce Borrowers' Indebtedness. The net proceeds from the sale of any other Collateral shall be paid to Administrative Agent and applied to reduce Borrowers' Indebtedness in accordance with ss. 9.5 of the Agreement.

                  (g) Within five business days of the Effective Date of this Second Forbearance Agreement, Borrowers shall specify all inventory, equipment, and machinery located in Mexico, Arizona, or any other location used by Borrowers or any of its Subsidiaries in connection with Ajax West (the "Ajax West Personalty"). Ajax West refers to Ajax Manufacturing Company, Kylan Industries, Inc., Cabore Resources, Inc., Denore Resources S.R.L. de C.V. ("Denore"), Mecox Resources, S.A. de C.V. ("Mexcox"), and any other Subsidiaries designated by Borrowers as comprising Ajax West in each location. Borrowers shall specify which entity owns the Ajax West Personalty in each location and the name and

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address of the owner of each location. Borrowers shall provide copies of leases or other agreements between Borrowers or any Subsidiaries, and owners who are not affiliates. Borrowers and their Subsidiaries shall execute all documents and agreements necessary to grant PNC and/or the Banks a valid first-priority lien and security interest in the Ajax West Personalty (against which PNC does not already hold a valid first-priority lien and security interest), which documents and agreements may include the execution by Denore and Mecox of a Security Agreement (Subsidiary) in the form attached hereto as Exhibit D or as the Banks may require, and such landlord or warehouse waivers as the Banks may request. Within five business days of the Effective Date of this Second Forbearance Agreement, Denore and Mecox shall execute the Security Agreements (Subsidiary).

                  (h) This Second Forbearance Agreement is without prejudice to the Banks' rights concerning any agreements between Borrowers and any of their Subsidiaries, and Steven Merker and William Merker. Borrowers and their Subsidiaries shall make no prepayments to Steven Merker and William Merker under any agreement.

                  (i) Borrowers and their Subsidiaries agree that Critical Components Corporation shall not pledge the stock in Arell that has not already been pledged under the Canadian Pledge.

                  (j) Borrowers and their Subsidiaries agree that they will not enter into any agreement with the Internal Revenue Service or any other taxing authority in connection with any tax refunds, commit any tax refunds to the Internal Revenue Service, to any other taxing authority, or to any other entity, or use or dispose of any tax-refund proceeds that Borrowers or any Subsidiaries receive without the written consent of the Banks. Borrowers and their Subsidiaries agree to provide Administrative Agent with all financial data necessary to enable the Bank Group to calculate the allocation of any tax refund to each Borrower and Subsidiary.

                  (k) Simultaneous with the execution of this Second Forbearance Agreement by Borrowers and their Subsidiaries, which shall be no later than June 13, 2001, Borrowers shall pay $250,000 to Administrative Agent. Thereafter, Borrowers shall pay $50,000 to Administrative Agent on or before each of the following dates during the Forbearance Period: (i) June 20, 2001, (ii) June 27, 2001, (iii) July 5, 2001, and (iv) July 11, 2001. Those payments shall first be applied to the professional and consulting fees and expenses, and then to the Indebtedness.

                  (1) By July 3, 2001, Borrowers shall provide Administrative Agent and the Banks with a commitment for a capital infusion in a form and in an amount acceptable to Administrative Agent and the Banks. If Borrowers fail to do so, then by July 3, 2001, Borrowers shall provide Administrative Agent and the Banks with a plan for the sale of assets of Borrowers and their Subsidiaries to reduce significantly the Indebtedness.

                  (m) The provisions of subsections (c), (d), (e), (f), (h),
(i), and (j) of this ss. 5 expressly survive the expiration of the Second Forbearance Agreement, except, to the extent not inconsistent with Borrowers' obligations under the Agreement and Loan Documents, that subsections (c), (d), and (e) of this ss. 5 shall terminate on the date that Borrowers cease to be in

Default and no Event of Default exists. A violation of any of these subsections by any Borrower or Subsidiary shall constitute an Event of Default under this Second Forbearance Agreement and under ss. 10 of the Agreement.

                  6. Forbearance Defaults. Each of the following shall constitute a Forbearance Default:

                  (a) The existence of an Event of Default under the Agreement (other than the Designated Defaults), except that Borrowers failure to make the principal and interest payments due June 30, 2001, shall not constitute a Forbearance Default under this Second Forbearance Agreement;

                  (b) Either Borrower fails to keep or perform any of the covenants or agreements contained herein;

                  (c) Any representation or warranty of either Borrower contained herein is false, misleading, or incorrect in any material respect; or

                  (d) The Internal Revenue Service files a Notice of Tax Lien in connection with either Borrower or any Subsidiary that does not provide for its subordination, in a writing satisfactory to the Banks, to the amounts due and owing or to be due and owing to the Banks under the Agreement and to all of the Liens and security interests granted to Administrative Agent and the Bank under the Agreement and the Loan Documents.

On the occurrence of a Forbearance Default, all Loans shall, at Required Banks option, be immediately due and payable and Administrative Agent shall be entitled immediately to exercise all of its rights and remedies under the Loan Documents or otherwise.

                  7. Conditions of Effectiveness. This Second Forbearance Agreement shall become effective (the "Effective Date") only on the date when each of the following conditions precedent have been satisfied: (i) Administrative Agent shall have received a copy of this Agreement executed by Borrowers and Banks; (ii) Administrative Agent shall have received such other supporting documents, instruments and certificates as Administrative Agent shall reasonably request; (iii) Administrative Agent shall have received all information and documents identified in ss. 5(c)(ii), (iii), and (v) above; and
(iv) Administrative Agent shall have received the $250,000 payment due on the execution of this Second Forbearance Agreement by Borrower and their Subsidiaries, which execution and payment shall be no later than June 13, 2001. In no event shall this Second Forbearance Agreement become effective unless each of the conditions precedent have occurred by June 13, 2001.

                  8. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

                  (a) This Second Forbearance Agreement, the Agreement as amended hereby, including but not limited to ss. 9.5 of the Agreement, and all other Loan Documents (collectively, the "Documents") constitute legal, valid, and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their terms.

                  (b) As to each Borrower, other than the Designated Defaults, no Event of Default or Default has occurred and is continuing or would exist after giving effect to this Second Forbearance Agreement.

                  (c) Each Borrower has no defense, counterclaim, or offset with respect to the Documents or underlying transactions.

                  (d) Each Borrower has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Second Forbearance Agreement and to perform its obligations hereunder. This Second Forbearance Agreement has been duly executed and delivered by Borrowers.

                  (e) Borrowers' execution, delivery, and performance of this Second Forbearance Agreement does not and will not (i) violate any law, rule, regulation, or court order to which either Borrower is subject, (ii) conflict with or result in a breach of each Borrower's Articles of Incorporation, By-Laws, or any agreement or instrument to which either Borrower is a party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest, or encumbrance on any property of either Borrower, whether not owned or hereafter acquired, other than liens in favor of Administrative Agent.

                  (f) The recitals set forth in the Background paragraph above are truthful and accurate and are an operative part of this Second Forbearance Agreement.

                  (g) Administrative Agent has and will continue to have a valid first-priority lien and security interest in all Collateral, and Borrowers expressly reaffirm all security interests and Liens granted to Administrative Agent pursuant to the Loan Documents.

                  9. Waiver. Each Borrower waives and affirmatively agrees not to allege or otherwise pursue any or all defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs, or other rights that they may have to contest (a) any Designated Defaults that have been declared or any Events of Default that could be declared by Administrative Agent; (b) any provision of the Loan Documents or this Second Forbearance Agreement; (c) the security interest of Administrative Agent in any property, whether real or personal, tangible or intangible, or any right or other interest, now or hereafter arising in connection with the Collateral; or (d) the conduct of Administrative Agent in administering the financing arrangements between Borrowers and Banks.

                  10. Release. Each Borrower hereby releases, remises, acquits, and forever discharges the Administrative Agent, the Banks, the Syndication Agent, and the Joint Arrangers together with their employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties") from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted, or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Second Forbearance Agreement, the Agreement, or the Loan Documents (all of the foregoing hereinafter called the "Released Matters"). Borrowers acknowledge that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

                  11. Governing Law. This Second Forbearance Agreement has been delivered to and accepted by the Administrative Agent and the Banks, and will be deemed to be made in the State and interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State indicated in the Loan Agreement, excluding its conflict-of-laws rules.

                  12. JURY TRIAL WAIVER. THE BORROWERS EXPRESSLY RATIFY AND CONFIRM THE WAIVER-OF-JURY-TRIAL PROVISIONS CONTAINED IN THE AGREEMENT AND THE LOAN DOCUMENTS. BORROWERS, THE ADMINISTRATIVE AGENTS, THE BANKS, THE SYNDICATION AGENT, AND THE JOINT ARRANGERS WAIVE THE RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO ANY ASPECT OF THIS SECOND FORBEARANCE AGREEMENT.

                  13. Effect and Construction of Forbearance Agreement. Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Second Forbearance Agreement shall not be construed to:

                  (a) impair the validity, perfection, or priority of any lien or security interest securing the Loans or any of the other obligations of the Borrowers under the Loan Documents;

                  (b) waive or impair any rights, powers, or remedies of Administrative Agent under, or constitute a waiver of any provision of the Loan Documents on termination of the Forbearance Period; or

                  (c) constitute an agreement by Administrative Agent or Banks or require the Administrative Agent or Banks to extend the Forbearance Period, grant additional forbearance periods, extend the time for payment of any of the Loans or any of the other obligations of Borrowers, or provide any financial accommodation under the Loan Documents.

                  14. Conflicts. If any express conflict between the terms of this Forbearance Agreement and any of the Loan Documents arises, this Second Forbearance Agreement shall govern.

                  15. Presumptions. Borrowers acknowledge that they have consulted with and been advised by counsel and such other experts and advisors as each has deemed necessary in connection with the negotiation, execution, and delivery of this Second Forbearance Agreement and have participated in the drafting hereof. Therefore, this Second Forbearance Agreement shall be construed without regard to any presumption or rule requiring that it be construed against any one party causing this Second Forbearance Agreement or any part hereof to be drafted.

                  16. Expenses. Borrowers shall pay all reasonable costs, fees, and expenses of Administrative Agent (including the costs, fees, and expenses of Administrative Agent's counsel) incurred by Administrative Agent in connection with the negotiation, preparation, administration, and enforcement of this Second Forbearance Agreement.

                  17. Entire Agreement. This Second Forbearance Agreement sets forth the entire agreement among the parties hereto with respect to the subject matter hereof. Borrowers have not relied on any agreements, representations, or warranties of Administrative Agent or any Bank, except as specifically set forth herein. Any promises, representations, warranties, or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each party hereto. Borrowers acknowledge that they are not relying on oral representations or statements inconsistent with the terms and provisions of this Second Forbearance Agreement.

                  18. Further Assurance. Borrowers shall execute such other and further documents and instruments as Administrative Agent may reasonably request to implement the provisions of this Second Forbearance Agreement.

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IN WITNESS WHEREOF, this Second Forbearance Agreement has been duly executed as of the day and year first written above.

                                STANDARD AUTOMOTIVE CORPORATION

                                By:____________________________________________
                                   Name:
                                   Title:


                                ARELL MACHINING LTD.

                                By:____________________________________________
                                   Name:
                                   Title:


                                PNC BANK, NATIONAL ASSOCIATION, as
                                a Bank and as Administrative Agent

                                By:____________________________________________
                                   Name:
                                   Title:


                                ING (U.S.) CAPITAL LLC, as a Bank and as
                                Syndication Agent

                                By:____________________________________________
                                   Name:
                                   Title:


                                FLEET NATIONAL BANK, as successor to
                                SUMMIT BANK

                                By:____________________________________________
                                   Name:
                                   Title:


                                SOVEREIGN BANK

                                By:____________________________________________
                                   Name:
                                   Title:

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                                THE BANK OF NEW YORK

                                By:____________________________________________
                                   Name:
                                   Title:


                                KEY BANK NATIONAL ASSOCIATION

                                By:____________________________________________
                                   Name:
                                   Title:


                                OCEANFIRST BANK

                                By:____________________________________________
                                   Name:
                                   Title:


                                FIRSTAR BANK, N.A.

                                By:____________________________________________
                                   Name:
                                   Title:


                                PNC CAPITAL MARKETS, INC., as a Joint Arranger

                                By:____________________________________________
                                   Name:
                                   Title:


                                ING BARINGS, LLC, as a Joint Arranger

                                By:____________________________________________
                                   Name:
                                   Title:

                              CONSENT OF GUARANTORS

         Each of the undersigned guarantors (jointly and severally, the "Guarantor") consents to the provisions of the foregoing Second Forbearance Agreement (the "Second Forbearance Agreement") and confirms and agrees that: (a) the Guarantor's obligations under the guarantees set forth as Exhibit E (collectively if more than one, the "Guaranty") relating to the Loans mentioned in the Second Forbearance Agreement and the Agreement, shall be unimpaired by the Forbearance Agreement; (b) the Guarantor has no defenses, setoffs, counterclaims, discounts, or charges of any kind against the Administrative Agent or the Banks, or their officers, directors, employees, agents, or attorneys with respect to the Guaranty; and (c) all of the terms, conditions, and covenants in the Guaranty remain unaltered and in full force and effect, and are hereby ratified and confirmed and apply to the Loans, as modified by the Second Forbearance Agreement. The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct except as otherwise set forth on Exhibit A to this Consent of Guarantors.

         The Guarantor hereby releases, remises, acquits, and forever discharges Administrative Agent, the Banks, the Syndication Agent, and the Joint Arrangers together with their employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties") from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages, and expenses of any and every character, known or unknown, direct and or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted, or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Second Forbearance Agreement, the Agreement, or the Loan Documents (all of the foregoing hereinafter called the "Released Matters"). The Guarantor acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. The Guarantor hereby confirms that any Collateral for the Loans, including Liens, security interests, mortgages, and pledges granted by the Guarantor, shall continue unimpaired and in full force and effect, and shall cover and secure all of the Guarantor's existing and future Loans and obligations to the Administrative Agent and the Banks.

         THE GUARANTOR RATIFIES AND CONFIRMS THE WAIVER-OF-JURY-TRIAL PROVISIONS CONTAINED IN THE GUARANTY. THE GUARANTOR, THE ADMINISTRATIVE AGENTS, THE BANKS, THE SYNDICATION AGENT, AND THE JOINT ARRANGERS WAIVE THE RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO ANY ASPECT OF THIS CONSENT OF GUARANTORS.

      WITNESS the due execution of this Consent as a document under seal as of the date of this Agreement, intending to be legally bound hereby.

                                STANDARD AUTOMOTIVE CORPORATION

                                By:____________________________________________
                                   Name:
                                   Title:


                                AIRBORNE GEAR & MACHINE, LTD.

                                By:____________________________________________
                                   Name:
                                   Title:


                                AJAX MANUFACTURING COMPANY

                                By:____________________________________________
                                   Name:
                                   Title:


                                ARELL MACHINING LTD.

                                By:____________________________________________
                                   Name:
                                   Title:


                                BARCLAY INVESTMENTS, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                CABORE RESOURCES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:

                                CLAYFORT INDUSTRIES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                CPS ENTERPRISES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                CPS TRAILER, CO.

                                By:____________________________________________
                                   Name:
                                   Title:


                                CRITICAL COMPONENTS CORPORATION

                                By:____________________________________________
                                   Name:
                                   Title:


                                DENORE RESOURCES S.R.L. de C.V.

                                By:____________________________________________
                                   Name:
                                   Title:


                                GENDOW CONSULTING, LTD.

                                By:____________________________________________
                                   Name:
                                   Title:

                                HAILE INDUSTRIES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                KYLAN INDUSTRIES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                MECOX RESOURCES, S.A. de C.V.

                                By:____________________________________________
                                   Name:
                                   Title:


                                NORAY INDUSTRIES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                PGI ACQUISITION, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                RANOR, INC.

                                By:____________________________________________
                                   Name:
                                   Title:

                                R&S TRUCK BODY COMPANY, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                THE PROVIDENCE GROUP, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                WYNER INDUSTRIES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:

                               CONSENT OF PLEDGOR

      Each of the undersigned pledgors (jointly and severally, the "Pledgor") consents to the provisions of the foregoing Second Forbearance Agreement (the "Second Forbearance Agreement") and confirms and agrees that: (a) the Pledgor's obligations under the stock-pledge agreements set forth as Exhibit F (collectively if more than one, the "Pledge Agreement"), relating to the Loans mentioned in the Agreement shall be unimpaired by the Second Forbearance Agreement; (b) the Pledgor has no defenses, set-offs, counterclaims, discounts, or charges of any kind against the Administrative Agent or the Banks, or their officers, directors, employees, agents, or attorneys with respect to the Pledge Agreement; and (c) all of the terms, conditions, and covenants in the Pledge Agreement remain unaltered and in full force and effect, and are hereby ratified and confirmed and apply to the Loans, as modified by the Second Forbearance Agreement. The Pledgor certifies that all representations and warranties made in the Pledge Agreement are true and correct except as otherwise set forth on Exhibit A to this Consent of Pledgor.

      The Pledgor hereby releases, remises, acquits, and forever discharges Administrative Agent, the Banks, the Syndication Agent, and the Joint Arrangers together with their employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties") from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages, and expenses of any and every character, known or unknown, direct and or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted, or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to the Second Forbearance Agreement, Loan Agreement, or the Loan documents (all of the foregoing hereinafter called the "Released Matters"). The Pledgor acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

      The Pledgor hereby confirms that any Collateral for the Loans, including Liens, security interests, mortgages, and pledges granted by the Pledgor, shall continue unimpaired and in full force and effect, and shall cover and secure all of the Pledgor's existing and future Loans and obligations to the Administrative Agent and the Banks.

      THE PLEDGOR RATIFIES AND CONFIRMS THE WAIVER-OF-JURY-TRIAL PROVISIONS CONTAINED IN THE PLEDGE AGREEMENT. THE PLEDGOR, THE ADMINISTRATIVE AGENTS, THE BANKS, THE SYNDICATION AGENT, AND THE JOINT ARRANGERS WAIVE THE RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO ANY ASPECT OF THIS CONSENT OF PLEDGOR.

      WITNESS the due execution of this Consent as a document under seal as of the date of this Agreement, intending to be legally bound hereby.

                                STANDARD AUTOMOTIVE CORPORATION

                                By:____________________________________________
                                   Name:
                                   Title:


                                ARELL MACHINING LTD.

                                By:____________________________________________
                                   Name:
                                   Title:


                                BARCLAY INVESTMENTS, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                CABORE RESOURCES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                CLAYFORT INDUSTRIES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                CRITICAL COMPONENTS CORP.

                                By:____________________________________________
                                   Name:
                                   Title:

                                GENDOW CONSULTING SERVICES, LTD.

                                By:____________________________________________
                                   Name:
                                   Title:


                                HAILE INDUSTRIES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                KYLAN INDUSTRIES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                NORAY INDUSTRIES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                PGI ACQUISITION, INC.

                                By:____________________________________________
                                   Name:
                                   Title:


                                WYNER INDUSTRIES, INC.

                                By:____________________________________________
                                   Name:
                                   Title:

                               SECURITY AGREEMENT
                                  (Subsidiary)
                         (Mecox Resources, S.A. de C.V.)

         THIS SECURITY AGREEMENT (the "Agreement"), dated May ________, 2001, is entered into by and between MECOX RESOURCES, S.A. de C.V., a Mexican corporation (the "Subsidiary"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the several banks and other financial institutions from time to time parties to the Amended Credit Agreement referred to below (in its capacity as administrative agent, together with its successors in such capacity, the "Administrative Agent").

                                WITNESSETH THAT:

         WHEREAS, the Subsidiary is (or will be with respect to after-acquired property) the legal and beneficial owner and the holder of the Collateral (as defined in Section 1 hereof); and

         WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of April 25, 2000 (the "April Agreement"), as amended by that certain Amendment No. l to Amended and Restated Credit Agreement, dated July 31, 2000 ("Amendment 1") as further amended by that certain Amendment No. 2 and Waiver, dated August 31, 2000 ("Amendment 2") (the April Agreement, Amendment 1 and Amendment 2, as they hereafter from time to time may be restated, amended, modified or supplemented, shall be collectively referred to herein as the "Amended Credit Agreement") by and among Standard Automotive Corporation ("SAC"), a Delaware corporation, and Critical Components Canada Ltd., a Quebec corporation, now known as Arell Machining Ltd. ("Arell") (SAC and Arell hereinafter collectively referred to as the "Borrower"), the Banks, ING (U.S.) Capital LLC as syndication agent, PNC Capital Markets, Inc. and ING Barings LLC as joint arrangers, and the Administrative Agent, the Banks have agreed to provide loans and otherwise extend credit to the Borrower; and

         WHEREAS, the obligation of the Banks to provide loans and otherwise extend credit under the Amended Credit Agreement is subject to the condition, among others, that the Subsidiary secure its obligations to the Banks under the Amended Credit Agreement in the manner set forth herein.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

         1. Terms which are defined in the Amended Credit Agreement and not otherwise defined herein are used herein as defined therein. The following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

            (a) "Authorized Officer" means those individuals, designated by written notice to the Administrative Agent from the Subsidiary, authorized to execute notices, reports and other documents on behalf of such party required hereunder. The Subsidiary may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent.

            (b) "Code" means the Uniform Commercial Code of each state as in effect on the date hereof and as the same may subsequently be amended from time to time, the substantive provisions of which are applicable to any of the property of the Subsidiary in which the Banks are granted a security interest pursuant to this Agreement.

            (c) "Collateral" means all of the Subsidiary's right, title and interest in, to and under the following described property of the Subsidiary, wherever located and irrespective of whether the Subsidiary owns or leases the premises at which such property is located (each capitalized term used in this Section 1(b) shall have in this Agreement the meaning given to it by the Code as in effect in New Jersey):

                (i) all now existing and hereafter acquired and arising:
Accounts and General Intangibles (including, without limitation, all of the Subsidiary's rights to any royalty payments or any other rights pursuant to any franchise agreement or related agreement entered into by the Subsidiary), Chattel Paper, Documents, Instruments, Letters of Credit, advices of Credit, Equipment, Investment Property, and Inventory, all Products of and accessions to the foregoing and all Proceeds of all of the foregoing (including without limitation all insurance policies and proceeds thereof);

                (ii) to the extent, if any, not included in clause (i) above, each and every other item of personal property and fixtures, both those that are now owned and those that hereafter arise or are acquired, regardless of whether
Article 9 of the Code is applicable to any extent to the creation, perfection or enforcement of Liens thereon or therein.

Without limiting the foregoing, Collateral includes all business records and information, including computer tapes and other storage media containing the same and computer programs and software (including without limitation, source code, object code and related manuals and documentation and all licenses to use such software) for accessing and manipulating such information.

            (d) "Debt" means, collectively, all now existing and hereafter arising Indebtedness of the Borrower and the Subsidiary to the Banks under the Amended Credit Agreement and other Loan Documents, including without limitation, all Indebtedness, whether of principal, interest, fees, expenses or otherwise, of the Borrower and the Subsidiary to the Banks now existing or hereafter incurred under the Amended Credit Agreement or the Notes), or any of the other Loan Documents referred to therein as any of the same or any one or more of them may from time to time be amended, restated, modified or supplemented, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part, together with all other Obligations of the Borrower and the Subsidiary to the Banks.

            (e) "Obligations" means any obligation or liability of the Subsidiary to the Administrative Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due under or in connection with the Amended Credit Agreement, the Notes or other Loan Documents.

            (f) "Receivables" means all of the Collateral except Equipment, Investment Property and Inventory.

         2. As security for the due and punctual payment and performance of the Debt in full, the Subsidiary hereby agrees that the Banks shall have, and the Subsidiary hereby grants to and creates in favor of the Banks, a first priority security interest under the Code in and to the Collateral subject only to Permitted Liens. Without limiting the generality of Section 4 below, the Subsidiary further agrees that with respect to each item of Collateral as to which (i) the creation of a valid and enforceable security interest is not governed exclusively by the Code or (ii) the perfection of a valid and enforceable security interest therein under the Code cannot be accomplished either by the Administrative Agent taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by the Subsidiary, the Subsidiary will at its expense execute and deliver to the Administrative Agent such documents, agreements, notices, assignments and instruments and take such further actions as may be requested by the Administrative Agent from time to time for the purpose of creating a valid and perfected first priority Lien on such item, subject only to Permitted Liens, enforceable against the Subsidiary and all third parties to secure the Debt.

         3. The Subsidiary represents and warrants to the Banks that (a) the Subsidiary has good and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except for the security interest granted to and created in favor of the Banks hereunder and the Permitted Liens; (b) the Subsidiary has the corporate power, authority and legal right to make, deliver and perform this Agreement and has taken all necessary corporate action to authorize the grant of security interest in the Collateral on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement; (c) no consent or authorization of, filing with, or other act by or in respect of, any Official Body or any other Person is required in connection with the grant of security interests hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement, except for the filing of financing statements in the appropriate filing offices; (d) this Agreement has been duly executed and delivered on behalf of the Subsidiary; (e) this Agreement constitutes a legal, valid and binding obligation of the Subsidiary enforceable against the Subsidiary in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and (f) the execution, delivery and performance of this Agreement and the grant of security interests hereunder will not violate any Requirement of Law or Contractual Obligation of the Subsidiary and, except for the security interests created hereunder, will not result in, or require, the creation or imposition of any Lien on any properties or revenues of the Subsidiary pursuant to any such Requirement of Law or Contractual Obligation, in either case, which could have a Material Adverse Effect.

         4. The Subsidiary will faithfully preserve and protect the Banks' security interest in the Collateral as a prior perfected security interest under the Code, superior and prior to the rights of all third Persons, except for Permitted Liens, and will do all such other acts and things and will, upon request therefor by the Administrative Agent, execute, deliver, file and record all such other documents and instruments, including, without limitation, financing statements, security agreements, assignments and documents and powers of attorney with respect to the Collateral, and pay all filing fees and taxes related thereto, as the Administrative Agent in its reasonable discretion may deem necessary or advisable from time to time in order to attach, continue, preserve, perfect and protect said security interest; and the Subsidiary hereby irrevocably appoints the Administrative Agent, its officers, employees and agents, or any of them, as attorneys-in-fact for the Subsidiary to execute, deliver, file and record such items for the Subsidiary and in the Subsidiary's name, place and stead. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Debt shall have been paid in full.

         5. The Subsidiary covenants and agrees that:

            (a) it will defend the Banks' right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all Persons whomsoever, other than any Person claiming a right in the Collateral pursuant to an agreement between such Person and the Banks;

            (b) it will not suffer or permit to exist on any Collateral any Lien except for Permitted Liens;

            (c) it will not take or omit to take any action, the taking or the omission of which might result in a material alteration or impairment of the Collateral or of the Banks' rights under this Agreement;

            (d) it will not sell, assign or otherwise dispose of any portion of the Collateral;

            (e) it will (i) obtain and maintain sole and exclusive possession of the Collateral, (ii) keep the Collateral and all records pertaining thereto at the locations specified on the Security Interest Data Summary attached as Schedule A hereto, unless it shall have given the Administrative Agent prior notice and taken any action reasonably requested by the Administrative Agent to maintain its security interest therein, (iii) deliver to the Administrative Agent upon the Administrative Agent's request therefor all Collateral consisting of Chattel Paper immediately upon the Subsidiary's receipt of a request therefor, and (iv) keep materially accurate and complete books and records concerning the Collateral and such other books and records as the Administrative Agent may from time to time reasonably require; and

            (f) it will promptly furnish to the Administrative Agent such information and documents relating to the Collateral as the Administrative Agent may reasonably request, including, without limitation, all invoices, Documents, contracts, Chattel Paper, Instruments and other writings pertaining to the Subsidiary's contracts or the performance thereof; all of the foregoing to be certified upon request of the Administrative Agent by an Authorized Officer of the Subsidiary.

         6. The Subsidiary assumes full responsibility for taking any and all necessary steps to preserve the Banks' rights with respect to the Collateral against all Persons other than anyone asserting rights in respect of a Permitted Lien. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Administrative Agent takes such action for that purpose as the Subsidiary shall request in writing, provided that such requested action will not, in the judgment of the Administrative Agent, impair the security interest in the Collateral created hereby or the Banks' rights in, or the value of, the Collateral, and provided further that such written request is received by the Administrative Agent in sufficient time to permit the Bank to take the requested action.

         7. (a) At any time and from time to time whether or not an Event of Default then exists and without prior notice to or consent of the Subsidiary, the Administrative Agent may at its option, take such actions as the Administrative Agent deems appropriate (i) to attach, perfect, continue, preserve and protect the Banks' prior security interest in the Collateral, and/or (ii) inspect, audit and verify the Collateral, including reviewing all of the Subsidiary's books and records and copying and making excerpts therefrom, provided that prior to an Event of Default or a Default, the same is done with advance notice during normal business hours to the extent access to the Subsidiary's premises is required, and to add all liabilities, obligations, costs and expenses reasonably incurred in connection with the foregoing clauses
(i) and (ii) to the Debt, to be paid by the Subsidiary to the Administrative Agent upon demand;

            (b) At any time and from time to time after an Event of Default exists and is continuing and without prior notice to or consent of the Subsidiary, the Administrative Agent may at its option, take such action as the Administrative Agent deems appropriate (i) to maintain, repair, protect and insure the Collateral, and/or (ii) to perform, keep, observe and render true and correct any and all covenants, agreements, representations and warranties of the Subsidiary hereunder, and to add all liabilities, obligations, costs and expenses reasonably incurred in connection with the foregoing clauses (i) and
(ii) to the Debt, to be paid by the Subsidiary to the Administrative Agent upon demand.

         8. Upon the occurrence and during the continuance of any Event of Default under the Amended Credit Agreement:

            (a) The Administrative Agent shall have and may exercise all the rights and remedies available to a secured party under the Code in effect at the time, and such other rights and remedies as may be provided by Law and as set forth below, including without limitation to take over and collect all the Subsidiary's Receivables and all other Collateral, and to this end the Subsidiary hereby appoints the Administrative Agent, its officers, employees and agents, as its irrevocable, true and lawful attorneys-in-fact with all necessary power and authority to (i) take possession immediately, with or without notice, demand, or legal process, of any of or all of the Collateral wherever found, and for such purposes, enter upon any premises upon which the Collateral may be found and remove the Collateral therefrom, (ii) require the Subsidiary to assemble the Collateral and deliver it to the Administrative Agent or to any place designated by the Administrative Agent at the Subsidiary's expense, (iii) receive, open and dispose of all mail addressed to the Subsidiary and notify postal authorities to change the address for delivery thereof to such address as the Administrative Agent may designate, (iv) demand payment of the Receivables,
(v) enforce payment of the Receivables by legal proceedings or otherwise, (vi) exercise all of the Subsidiary's rights and remedies with respect to the collection of the Receivables, (vii) settle, adjust, compromise, extend or renew the Receivables, (viii) settle, adjust or compromise any legal proceedings brought to collect the Receivables, (ix) to the extent permitted by applicable Law, sell or assign the Receivables upon such terms, for such amounts and at such time or times as the Administrative Agent deems advisable, (x) discharge and release the Receivables, (xi) take control, in any manner, of any item of payment or proceeds from any account debtor, (xii) prepare, file and sign the Subsidiary's name on any proof of claim in bankruptcy or similar document against any account debtor, (xiii) prepare, file and sign the Subsidiary's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xiv) do all acts and things necessary, in the Administrative Agent's sole discretion, to fulfill the Subsidiary's obligations under the Loan Documents, (xv) endorse the name of the Subsidiary upon any check, Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Receivables or Inventory; (xvi) use the Subsidiary's stationery and sign the Subsidiary's name to verifications of the Receivables and notices thereof to account debtors;
(xvii) access and use the information recorded on or contained in any data processing equipment or computer hardware or software relating to the Receivables, Inventory, or other Collateral or proceeds thereof to which the Subsidiary has access, (xviii) demand, sue for, collect, compromise and give acquittances for any and all Collateral, (xix) prosecute, defend or compromise any action, claim or proceeding with respect to any of the Collateral, and (xx) take such other action as the Administrative Agent may deem appropriate, including extending or modifying the terms of payment of the Subsidiary's debtors. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Debt shall have been paid in full. To the extent permitted by Law, the Subsidiary hereby waives all claims of damages due to or arising from or connected with any of the rights or remedies exercised by the Administrative Agent pursuant to this Agreement, except claims for physical damage to the Collateral arising from gross negligence or willful misconduct by the Administrative Agent.

            (b) The Administrative Agent shall have the right to lease, sell or otherwise dispose of all or any of the Collateral at public or private sale or sales for cash, credit or any combination thereof, with such notice as may be required by Law (it being agreed by the Subsidiary that, in the absence of any contrary requirement of Law, ten (10) days' prior notice of a public or private sale of Collateral shall be deemed reasonable notice), in lots or in bulk, for cash or on credit, all as the Administrative Agent, in its sole discretion, may deem advisable. Such sales may be adjourned from time to time with or without notice. The Administrative Agent shall have the right to conduct such sales on the Subsidiary's premises or elsewhere and shall have the right to use the Subsidiary's premises without charge for such sales for such time or times as the Administrative Agent may see fit. The Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by Law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Debt.

         9. The security interest in the Subsidiary's Collateral granted to and created in favor of the Banks by this Agreement shall be for the benefit of the Banks. Each of the rights, privileges, and remedies provided to the Banks hereunder or otherwise held by any of the Banks and any of the Subsidiary's Collateral or proceeds thereof held or realized upon at any time by the Administrative Agent shall be applied as set forth in the Amended Credit Agreement. The Subsidiary shall remain liable to the Banks and shall pay to the Administrative Agent any deficiency which may remain after such sale or collection.

         10. If the Administrative Agent repossesses or seeks to repossess any of the Collateral pursuant to the terms hereof because of the occurrence of an Event of Default, then to the extent it is commercially reasonable for the Administrative Agent to store any Collateral on any of the Subsidiary's premises, the Subsidiary hereby agrees to lease to the Administrative Agent, on a month-to-month tenancy for a period not to exceed one hundred twenty (120) days at the Administrative Agent's election, at a rental of One Dollar ($1.00) per month, the premises on which the Collateral is located, provided it is located on premises owned or leased by the Subsidiary.

         11. Upon indefeasible payment in full of the Debt and termination of the Amended Credit Agreement, (i) this Agreement shall terminate and be of no further force and effect, and the Administrative Agent shall thereupon promptly return to the Subsidiary such of the Collateral and such other documents delivered by the Subsidiary hereunder as may then be in the Administrative Agent's possession and (ii) the Administrative Agent will, upon the Subsidiaries' request and at the Subsidiaries' expense, execute and deliver to the Subsidiary such documents as the Subsidiary shall reasonably request to evidence such termination. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         12. No failure or delay on the part of the Administrative Agent in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Banks hereunder; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. All waivers under this Agreement must be in writing. The rights and remedies of the Banks and the Administrative Agent under this Agreement are cumulative and in addition to any rights or remedies which it may otherwise have, and the Administrative Agent may enforce any one or more remedies hereunder successively or concurrently at its option.

         13. All notices, statements, requests and demands given to or made upon either party hereto in accordance with the provisions of this Agreement shall be given or made as provided in Section 12.2 of the Amended Credit Agreement.

         14. The Subsidiary agrees that as of the date hereof, all information contained on the Security Interest Data Schedule attached hereto as Schedule A is accurate and complete and contains no omission or misrepresentation. The Subsidiary shall (in accordance with the Amended Credit Agreement) notify the Administrative Agent of any changes in the information set forth thereon.

         15. The Subsidiary acknowledges that the provisions hereof giving the Administrative Agent rights of access to books, records and information concerning the Collateral and the Subsidiary's operations and providing the Administrative Agent access to the Subsidiary's premises are intended to afford the Administrative Agent with immediate access to current information concerning the Subsidiary and its activities, including without limitation, the value, nature and location of the Collateral so that the Administrative Agent can, among other things, make an appropriate determination after the occurrence of an Event of Default, whether and when to exercise its other remedies hereunder and at Law, including without limitation, instituting a replevin action should the Subsidiary refuse to turn over any Collateral to the Administrative Agent. The Subsidiary further acknowledges that should the Subsidiary at any time fail to promptly provide such information and access to the Administrative Agent, the Subsidiary acknowledges that the Bank would have no adequate remedy at Law to promptly obtain the same. The Subsidiary agrees that the provisions hereof may be specifically enforced by the Administrative Agent and waives any claim or defense in any such action or proceeding that the Administrative Agent has an adequate remedy at Law.

         16. This Agreement shall be binding upon and inure to the benefit of the Administrative Agent and its successors and assigns, and the Subsidiary and its successors and assigns, except that the Subsidiary may not assign or transfer the Subsidiary's obligations hereunder or any interest herein.

         17. This Agreement shall be deemed to be a contract under the laws of the State of New Jersey and for all purposes shall be governed by and construed in accordance with the laws of said State excluding its rules relating to conflicts of law.

         18. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          19. The Subsidiary (a) hereby irrevocably submits to the nonexclusive jurisdiction of the State Courts of Middlesex County, New Jersey, or any successor to said courts, and to the nonexclusive jurisdiction of the United States District Court for the District of New Jersey, or any successor to said court (hereinafter referred to as the "New Jersey Courts") for purposes of any suit, action or other proceeding which relates to this Agreement or any other Loan Document, (b) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New Jersey Courts; that such suit, action or proceeding is brought in an inconvenient forum; that the venue of such suit, action or proceeding is improper; or that this Agreement or any other Loan Document may not be enforced in or by the New Jersey Courts, (c) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New Jersey Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New Jersey Courts, and (d) waives personal service of any and all process upon it and consents that all such service of process made by certified or registered mail addressed as provided in Section 12.2 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit the Administrative Agent's or Banks' right to bring any suit, action or other proceeding against Subsidiary or any of Subsidiary's assets or to serve process on Subsidiary by any means authorized by Law.

         20. SUBSIDIARY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. SUBSIDIARY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OF THE BANKS OR OF THE ADMINISTRATIVE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND EXECUTION AND DELIVERY HEREOF BY SUBSIDIARY, AND (ii) ACKNOWLEDGES THAT THE ENTERING INTO OF THE CREDIT AGREEMENT BY THE BANKS AND THE ADMINISTRATIVE AGENT HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement under seal as of the day and year first above set forth.


                                          PNC BANK, NATIONAL ASSOCIATION,
                                          as Administrative Agent

                                          By:_____________________________
                                          Name:___________________________
                                          Title:__________________________

ATTEST:                                   MECOX RESOURCES, S.A. de C.V.,
                                          A Mexican corporation

By:_____________________________          By:_____________________________
Name:___________________________          Name:___________________________
Title:__________________________          Title:__________________________

                                   SCHEDULE A
                                       TO
                               SECURITY AGREEMENT

                         SECURITY INTEREST DATA SUMMARY

         1. The chief executive office of Mecox Resources S.A. de C.V (the "Subsidiary") is located at ______________________________.

         2. The Subsidiary's true, full and corporate name is: Mecox Resources S.A. de C.V. The Subsidiary uses no trade names or fictitious names.

         3. All of the Subsidiary's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Amended Credit Agreement is now, and will be at all future times, located at the Subsidiary's chief executive office as described in Paragraph 1 above except as otherwise stated herein.

         4. Exceptions:

Type of Collateral                   Quantity             Location of Collateral
------------------                   --------             ----------------------

                               SECURITY AGREEMENT
                                  (Subsidiary)
                       (Denore Resources, S.R.L. de C.V.)

         THIS SECURITY AGREEMENT (the "Agreement"), dated May __, 2001, is entered into by and between DENORE RESOURCES, S.R.L. C.V.., a Mexican corporation (the "Subsidiary"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the several banks and other financial institutions from time to time parties to the Amended Credit Agreement referred to below (in its capacity as administrative agent, together with its successors in such capacity, the "Administrative Agent").

                                WITNESSETH THAT:

         WHEREAS, the Subsidiary is (or will be with respect to after-acquired property) the legal and beneficial owner and the holder of the Collateral (as defined in Section 1 hereof); and

         WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of April 25, 2000 (the "April Agreement"), as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated July 31, 2000 ("Amendment 1") as further amended by that certain Amendment No. 2 and Waiver, dated August 31, 2000 ("Amendment 2") (the April Agreement, Amendment 1 and Amendment 2, as they hereafter from time to time may be restated, amended, modified or supplemented, shall be collectively referred to herein as the "Amended Credit Agreement") by and among Standard Automotive Corporation ("SAC"), a Delaware corporation, and Critical Components Canada Ltd., a Quebec corporation, now known as Arell Machining Ltd. ("Arell") (SAC and Arell hereinafter collectively referred to as the "Borrower"), the Banks, ING (U.S.) Capital LLC as syndication agent, PNC Capital Markets, Inc. and ING Barings LLC as joint arrangers, and the Administrative Agent, the Banks have agreed to provide loans and otherwise extend credit to the Borrower; and

         WHEREAS, the obligation of the Banks to provide loans and otherwise extend credit under the Amended Credit Agreement is subject to the condition, among others, that the Subsidiary secure its obligations to the Banks under the Amended Credit Agreement in the manner set forth herein.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

         1. Terms which are defined in the Amended Credit Agreement and not otherwise defined herein are used herein as defined therein. The following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

            (a) "Authorized Officer" means those individuals, designated by written notice to the Administrative Agent from the Subsidiary, authorized to execute notices, reports and other documents on behalf of such party required hereunder. The Subsidiary may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent.

            (b) "Code" means the Uniform Commercial Code of each state as in effect on the date hereof and as the same may subsequently be amended from time to time, the substantive provisions of which are applicable to any of the property of the Subsidiary in which the Banks are granted a security interest pursuant to this Agreement.

            (c) "Collateral" means all of the Subsidiary's right, title and interest in, to and under the following described property of the Subsidiary, wherever located and irrespective of whether the Subsidiary owns or leases the premises at which such property is located (each capitalized term used in this Section 1(b) shall have in this Agreement the meaning given to it by the Code as in effect in New Jersey):

                (i) all now existing and hereafter acquired and arising:
Accounts and General Intangibles (including, without limitation, all of the Subsidiary's rights to any royalty payments or any other rights pursuant to any franchise agreement or related agreement entered into by the Subsidiary), Chattel Paper, Documents, Instruments, Letters of Credit, advices of Credit, Equipment, Investment Property, and Inventory, all Products of and accessions to the foregoing and all Proceeds of all of the foregoing (including without limitation all insurance policies and proceeds thereof);

                (ii) to the extent, if any, not included in clause (i) above, each and every other item of personal property and fixtures, both those that are now owned and those that hereafter arise or are acquired, regardless of whether
Article 9 of the Code is applicable to any extent to the creation, perfection or enforcement of Liens thereon or therein.

Without limiting the foregoing, Collateral includes all business records and information, including computer tapes and other storage media containing the same and computer programs and software (including without limitation, source code, object code and related manuals and documentation and all licenses to use such software) for accessing and manipulating such information.

            (d) "Debt" means, collectively, all now existing and hereafter arising Indebtedness of the Borrower and the Subsidiary to the Banks under the Amended Credit Agreement and other Loan Documents, including without limitation, all Indebtedness, whether of principal, interest, fees, expenses or otherwise, of the Borrower and the Subsidiary to the Banks now existing or hereafter incurred under the Amended Credit Agreement or the Notes), or any of the other Loan Documents referred to therein as any of the same or any one or more of them may from time to time be amended, restated, modified or supplemented, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part, together with all other Obligations of the Borrower and the Subsidiary to the Banks.

            (e) "Obligations" means any obligation or liability of the Subsidiary to the Administrative Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due under or in connection with the Amended Credit Agreement, the Notes or other Loan Documents.

            (f) "Receivables" means all of the Collateral except Equipment, Investment Property and Inventory.

         2. As security for the due and punctual payment and performance of the Debt in full, the Subsidiary hereby agrees that the Banks shall have, and the Subsidiary hereby grants to and creates in favor of the Banks, a first priority security interest under the Code in and to the Collateral subject only to Permitted Liens. Without limiting the generality of Section 4 below, the Subsidiary further agrees that with respect to each item of Collateral as to which (i) the creation of a valid and enforceable security interest is not governed exclusively by the Code or (ii) the perfection of a valid and enforceable security interest therein under the Code cannot be accomplished either by the Administrative Agent taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by the Subsidiary, the Subsidiary will at its expense execute and deliver to the Administrative Agent such documents, agreements, notices, assignments and instruments and take such further actions as may be requested by the Administrative Agent from time to time for the purpose of creating a valid and perfected first priority Lien on such item, subject only to Permitted Liens, enforceable against the Subsidiary and all third parties to secure the Debt.

         3. The Subsidiary represents and warrants to the Banks that (a) the Subsidiary has good and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except for the security interest granted to and created in favor of the Banks hereunder and the Permitted Liens; (b) the Subsidiary has the corporate power, authority and legal right to make, deliver and perform this Agreement and has taken all necessary corporate action to authorize the grant of security interest in the Collateral on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement; (c) no consent or authorization of, filing with, or other act by or in respect of, any Official Body or any other Person is required in connection with the grant of security interests hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement, except for the filing of financing statements in the appropriate filing offices; (d) this Agreement has been duly executed and delivered on behalf of the Subsidiary; (e) this Agreement constitutes a legal, valid and binding obligation of the Subsidiary enforceable against the Subsidiary in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and (f) the execution, delivery and performance of this Agreement and the grant of security interests hereunder will not violate any Requirement of Law or Contractual Obligation of the Subsidiary and, except for the security interests created hereunder, will not result in, or require, the creation or imposition of any Lien on any properties or revenues of the Subsidiary pursuant to any such Requirement of Law or Contractual Obligation, in either case, which could have a Material Adverse Effect.

         4. The Subsidiary will faithfully preserve and protect the Banks' security interest in the Collateral as a prior perfected security interest under the Code, superior and prior to the rights of all third Persons, except for Permitted Liens, and will do all such other acts and things and will, upon request therefor by the Administrative Agent, execute, deliver, file and record all such other documents and instruments, including, without limitation, financing statements, security agreements, assignments and documents and powers of attorney with respect to the Collateral, and pay all filing fees and taxes related thereto, as the Administrative Agent in its reasonable discretion may deem necessary or advisable from time to time in order to attach, continue, preserve, perfect and protect said security interest; and the Subsidiary hereby irrevocably appoints the Administrative Agent, its officers, employees and agents, or any of them, as attorneys-in-fact for the Subsidiary to execute, deliver, file and record such items for the Subsidiary and in the Subsidiary's name, place and stead. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Debt shall have been paid in full.

         5. The Subsidiary covenants and agrees that:

            (a) it will defend the Banks' right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all Persons whomsoever, other than any Person claiming a right in the Collateral pursuant to an agreement between such Person and the Banks;

            (b) it will not suffer or permit to exist on any Collateral any Lien except for Permitted Liens;

            (c) it will not take or omit to take any action, the taking or the omission of which might result in a material alteration or impairment of the Collateral or of the Banks' rights under this Agreement;

            (d) it will not sell, assign or otherwise dispose of any portion of the Collateral;

            (e) it will (i) obtain and maintain sole and exclusive possession of the Collateral, (ii) keep the Collateral and all records pertaining thereto at the location's specified on the Security Interest Data Summary attached as Schedule A hereto, unless it shall have given the Administrative Agent prior notice and taken any action reasonably requested by the Administrative Agent to maintain its security interest therein, (iii) deliver to the Administrative Agent upon the Administrative Agent's request therefor all Collateral consisting of Chattel Paper immediately upon the Subsidiary's receipt of a request therefor, and (iv) keep materially accurate and complete books and records concerning the Collateral and such other books and records as the Administrative Agent may from time to time reasonably require; and

            (f) it will promptly furnish to the Administrative Agent such information and documents relating to the Collateral as the Administrative Agent may reasonably request, including, without limitation, all invoices, Documents, contracts, Chattel Paper, Instruments and other writings pertaining to the Subsidiary's contracts or the performance thereof; all of the foregoing to be certified upon request of the Administrative Agent by an Authorized Officer of the Subsidiary.

         6. The Subsidiary assumes full responsibility for taking any and all necessary steps to preserve the Banks' rights with respect to the Collateral against all Persons other than anyone asserting rights in respect of a Permitted Lien. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Administrative Agent takes such action for that purpose as the Subsidiary shall request in writing, provided that such requested action will not, in the judgment of the Administrative Agent, impair the security interest in the Collateral created hereby or the Banks' rights in, or the value of, the Collateral, and provided further that such written request is received by the Administrative Agent in sufficient time to permit the Bank to take the requested action.

         7. (a) At any time and from time to time whether or not an Event of Default then exists and without prior notice to or consent of the Subsidiary, the Administrative Agent may at its option, take such actions as the Administrative Agent deems appropriate (i) to attach, perfect, continue, preserve and protect the Banks' prior security interest in the Collateral, and/or (ii) inspect, audit and verify the Collateral, including reviewing all of the Subsidiary's books and records and copying and making excerpts therefrom, provided that prior to an Event of Default or a Default, the same is done with advance notice during normal business hours to the extent access to the Subsidiary's premises is required, and to add all liabilities, obligations, costs and expenses reasonably incurred in connection with the foregoing clauses
(i) and (ii) to the Debt, to be paid by the Subsidiary to the Administrative Agent upon demand;

            (b) At any time and from time to time after an Event of Default exists and is continuing and without prior notice to or consent of the Subsidiary, the Administrative Agent may at its option, take such action as the Administrative Agent deems appropriate (i) to maintain, repair, protect and insure the Collateral, and/or (ii) to perform, keep, observe and render true and correct any and all covenants, agreements, representations and warranties of the Subsidiary hereunder, and to add all liabilities, obligations, costs and expenses reasonably incurred in connection with the foregoing clauses (i) and
(ii) to the Debt, to be paid by the Subsidiary to the Administrative Agent upon demand.

         8. Upon the occurrence and during the continuance of any Event of Default under the Amended Credit Agreement:

            (a) The Administrative Agent shall have and may exercise all the rights and remedies available to a secured party under the Code in effect at the time, and such other rights and remedies as may be provided by Law and as set forth below, including without limitation to take over and collect all the Subsidiary's Receivables and all other Collateral, and to this end the Subsidiary hereby appoints the Administrative Agent, its officers, employees and agents, as its irrevocable, true and lawful attorneys-in-fact with all necessary power and authority to (i) take possession immediately, with or without notice, demand, or legal process, of any of or all of the Collateral wherever found, and for such purposes, enter upon any premises upon which the Collateral may be found and remove the Collateral therefrom, (ii) require the Subsidiary to assemble the Collateral and deliver it to the Administrative Agent or to any place designated by the Administrative Agent at the Subsidiary's expense, (iii) receive, open and dispose of all mail addressed to the Subsidiary and notify postal authorities to change the address for delivery thereof to such address as the Administrative Agent may designate, (iv) demand payment of the Receivables,
(v) enforce payment of the Receivables by legal proceedings or otherwise, (vi) exercise all of the Subsidiary's rights and remedies with respect to the collection of the Receivables, (vii) settle, adjust, compromise, extend or renew the Receivables, (viii) settle, adjust or compromise any legal proceedings brought to collect the Receivables, (ix) to the extent permitted by applicable Law, sell or assign the Receivables upon such terms, for such amounts and at such time or times as the Administrative Agent deems advisable, (x) discharge and release the Receivables, (xi) take control, in any manner, of any item of payment or proceeds from any account debtor, (xii) prepare, file and sign the Subsidiary's name on any proof of claim in bankruptcy or similar document against any account debtor, (xiii) prepare, file and sign the Subsidiary's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xiv) do all acts and things necessary, in the Administrative Agent's sole discretion, to fulfill the Subsidiary's obligations under the Loan Documents, (xv) endorse the name of the Subsidiary upon any check, Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Receivables or Inventory; (xvi) use the Subsidiary's stationery and sign the Subsidiary's name to verifications of the Receivables and notices thereof to account debtors;
(xvii) access and use the information recorded on or contained in any data processing equipment or computer hardware or software relating to the Receivables, Inventory, or other Collateral or proceeds thereof to which the Subsidiary has access, (xviii) demand, sue for, collect, compromise and give acquittances for any and all Collateral, (xix) prosecute, defend or compromise any action, claim or proceeding with respect to any of the Collateral, and (xx) take such other action as the Administrative Agent may deem appropriate, including extending or modifying the terms of payment of the Subsidiary's debtors. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Debt shall have been paid in full. To the extent permitted by Law, the Subsidiary hereby waives all claims of damages due to or arising from or connected with any of the rights or remedies exercised by the Administrative Agent pursuant to this Agreement, except claims for physical damage to the Collateral arising from gross negligence or willful misconduct by the Administrative Agent.

            (b) The Administrative Agent shall have the right to lease, sell or otherwise dispose of all or any of the Collateral at public or private sale or sales for cash, credit or any combination thereof, with such notice as may be required by Law (it being agreed by the Subsidiary that, in the absence of any contrary requirement of Law, ten (10) days' prior notice of a public or private sale of Collateral shall be deemed reasonable notice), in lots or in bulk, for cash or on credit, all as the Administrative Agent, in its sole discretion, may deem advisable. Such sales may be adjourned from time to time with or without notice. The Administrative Agent shall have the right to conduct such sales on the Subsidiary's premises or elsewhere and shall have the right to use the Subsidiary's premises without charge for such sales for such time or times as the Administrative Agent may see fit. The Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by Law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Debt.

         9. The security interest in the Subsidiary's Collateral granted to and created in favor of the Banks by this Agreement shall be for the benefit of the Banks. Each of the rights, privileges, and remedies provided to the Banks hereunder or otherwise held by any of the Banks and any of the Subsidiary's Collateral or proceeds thereof held or realized upon at any time by the Administrative Agent shall be applied as set forth in the Amended Credit Agreement. The Subsidiary shall remain liable to the Banks and shall pay to the Administrative Agent any deficiency which may remain after such sale or collection.

         10. If the Administrative Agent repossesses or seeks to repossess any of the Collateral pursuant to the terms hereof because of the occurrence of an Event of Default, then to the extent it is commercially reasonable for the Administrative Agent to store any Collateral on any of the Subsidiary's premises, the Subsidiary hereby agrees to lease to the Administrative Agent, on a month-to-month tenancy for a period not to exceed one hundred twenty (120) days at the Administrative Agent's election, at a rental of One Dollar ($1.00) per month, the premises on which the Collateral is located, provided it is located on premises owned or leased by the Subsidiary.

         11. Upon indefeasible payment in full of the Debt and termination of the Amended Credit Agreement, (i) this Agreement shall terminate and be of no further force and effect, and the Administrative Agent shall thereupon promptly return to the Subsidiary such of the Collateral and such other documents delivered by the Subsidiary hereunder as may then be in the Administrative Agent's possession and (ii) the Administrative Agent will, upon the Subsidiaries' request and at the Subsidiaries' expense, execute and deliver to the Subsidiary such documents as the Subsidiary shall reasonably request to evidence such termination. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         12. No failure or delay on the part of the Administrative Agent in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Banks hereunder; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. All waivers under this Agreement must be in writing. The rights and remedies of the Banks and the Administrative Agent under this Agreement are cumulative and in addition to any rights or remedies which it may otherwise have, and the Administrative Agent may enforce any one or more remedies hereunder successively or concurrently at its option.

         13. All notices, statements, requests and demands given to or made upon either party hereto in accordance with the provisions of this Agreement shall be given or made as provided in Section 12.2 of the Amended Credit Agreement.

         14. The Subsidiary agrees that as of the date hereof, all information contained on the Security Interest Data Schedule attached hereto as Schedule A is accurate and complete and contains no omission or misrepresentation. The Subsidiary shall (in accordance with the Amended Credit Agreement) notify the Administrative Agent of any changes in the information set forth thereon.

         15. The Subsidiary acknowledges that the provisions hereof giving the Administrative Agent rights of access to books, records and information concerning the Collateral and the Subsidiary's operations and providing the Administrative Agent access to the Subsidiary's premises are intended to afford the Administrative Agent with immediate access to current information concerning the Subsidiary and its activities, including without limitation, the value, nature and location of the Collateral so that the Administrative Agent can, among other things, make an appropriate determination after the occurrence of an Event of Default, whether and when to exercise its other remedies hereunder and at Law, including without limitation, instituting a replevin action should the Subsidiary refuse to turn over any Collateral to the Administrative Agent. The Subsidiary further acknowledges that should the Subsidiary at any time fail to promptly provide such information and access to the Administrative Agent, the Subsidiary acknowledges that the Bank would have no adequate remedy at Law to promptly obtain the same. The Subsidiary agrees that the provisions hereof may be specifically enforced by the Administrative Agent and waives any claim or defense in any such action or proceeding that the Administrative Agent has an adequate remedy at Law.

         16. This Agreement shall be binding upon and inure to the benefit of the Administrative Agent and its successors and assigns, and the Subsidiary and its successors and assigns, except that the Subsidiary may not assign or transfer the Subsidiary's obligations hereunder or any interest herein.

         17. This Agreement shall be deemed to be a contract under the laws of the State of New Jersey and for all purposes shall be governed by and construed in accordance with the laws of said State excluding its rules relating to conflicts of law.

         18. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          19. The Subsidiary (a) hereby irrevocably submits to the nonexclusive jurisdiction of the State Courts of Middlesex County, New Jersey, or any successor to said courts, and to the nonexclusive jurisdiction of the United States District Court for the District of New Jersey, or any successor to said court (hereinafter referred to as the "New Jersey Courts") for purposes of any suit, action or other proceeding which relates to this Agreement or any other Loan Document, (b) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New Jersey Courts; that such suit, action or proceeding is brought in an inconvenient forum; that the venue of such suit, action or proceeding is improper; or that this Agreement or any other Loan Document may not be enforced in or by the New Jersey Courts, (c) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New Jersey Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New Jersey Courts, and (d) waives personal service of any and all process upon it and consents that all such service of process made by certified or registered mail addressed as provided in Section 12.2 of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit the Administrative Agent's or Banks' right to bring any suit, action or other proceeding against Subsidiary or any of Subsidiary's assets or to serve process on Subsidiary by any means authorized by Law.

         20. SUBSIDIARY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. SUBSIDIARY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OF THE BANKS OR OF THE ADMINISTRATIVE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND EXECUTION AND DELIVERY HEREOF BY SUBSIDIARY, AND (ii) ACKNOWLEDGES THAT THE ENTERING INTO OF THE CREDIT AGREEMENT BY THE BANKS AND THE ADMINISTRATIVE AGENT HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement under seal as of the day and year first above set forth.


                                          PNC BANK, NATIONAL ASSOCIATION,
                                          as Administrative Agent

                                          By:_____________________________
                                          Name:___________________________
                                          Title:__________________________

ATTEST:                                   DENORE RESOURCES, S.R.L. de C.V.,
                                          A Mexican corporation

By:_____________________________          By:_____________________________
Name:___________________________          Name:___________________________
Title:__________________________          Title:__________________________

                                   SCHEDULE A
                                       TO
                               SECURITY AGREEMENT

                         SECURITY INTEREST DATA SUMMARY

         1. The chief executive office of Denore Resources, S.R.L. de C.V. (the "Subsidiary") is located at ____________________________.

         2. The Subsidiary's true, full and corporate name is: Denore Resources, S.R.L. de C.V. The Subsidiary uses no trade names or fictitious names.

         3. All of the Subsidiary's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Amended Credit Agreement is now, and will be at all future times, located at the Subsidiary's chief executive office as described in Paragraph 1 above except as otherwise noted herein.

         4. Exceptions:

Type of Collateral          Quantity                      Location of Collateral
------------------          --------                      ----------------------